UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — November 3, 2015

ACE Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

Bärengasse 32

Zurich, Switzerland CH-8001

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 27, 2015, ACE INA Holdings Inc. agreed to sell in a public offering $1.3 billion of 2.300% Senior Notes due 2020, $1.0 billion of 2.875% Senior Notes due 2022, $1.5 billion of 3.350% Senior Notes due 2026, and $1.5 billion of 4.350% Senior Notes due 2045. The notes will be fully and unconditionally guaranteed by ACE Limited.

Attached as Exhibits 1.1 and 1.2 are copies of the underwriting agreement and terms agreement relating to such public offering. Attached as Exhibits 4.1, 4.2, 4.3, and 4.4 are the forms of the notes. Attached as Exhibits 5.1 and 5.2 are certain opinions related to the notes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of October 27, 2015, between ACE INA Holdings Inc., ACE Limited and the underwriters named in the related terms agreement

1.2

Terms Agreement, dated as of October 27, 2015, between ACE INA Holdings Inc., ACE Limited and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, and Citigroup Global Markets Inc., as representatives of the several underwriters

4.1	Form of Global Note for the 2.300% Senior Notes due 2020

4.2	Form of Global Note for the 2.875% Senior Notes due 2022

4.3	Form of Global Note for the 3.350% Senior Notes due 2026

4.4	Form of Global Note for the 4.350% Senior Notes due 2045

5.1	Opinion of Bär & Karrer AG

5.2	Opinion of Mayer Brown LLP

23.1	Consent of Bär & Karrer AG (included in Exhibit 5.1)

23.2	Consent of Mayer Brown LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE LIMITED

By:	/s/ Paul Medini
Name: Paul Medini
Title: Chief Accounting Officer

DATE: November 3, 2015

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated as of October 27, 2015, between ACE INA Holdings Inc., ACE Limited and the underwriters named in the related terms agreement	Furnished herewith

1.2	Terms Agreement, dated as of October 27, 2015, between ACE INA Holdings Inc., ACE Limited and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, and Citigroup Global Markets Inc., as representatives of the several underwriters	Furnished herewith

4.1	Form of Global Note for the 2.300% Senior Notes due 2020	Furnished herewith

4.2	Form of Global Note for the 2.875% Senior Notes due 2022	Furnished herewith

4.3	Form of Global Note for the 3.350% Senior Notes due 2026	Furnished herewith

4.4	Form of Global Note for the 4.350% Senior Notes due 2045	Furnished herewith

5.1	Opinion of Bär & Karrer AG	Furnished herewith

5.2	Opinion of Mayer Brown LLP	Furnished herewith

23.1	Consent of Bär & Karrer AG	Included in Exhibit 5.1

23.2	Consent of Mayer Brown LLP	Included in Exhibit 5.2